Capital Group Core Balanced ETF
Investment portfolio
March 31, 2025
unaudited

Common stocks 63.07% Information technology 13.35%	Shares	Value (000)
Broadcom, Inc.	410,993	$68,813
Microsoft Corp.	151,085	56,716
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	216,579	35,952
Apple, Inc.	130,560	29,001
NVIDIA Corp.	176,893	19,172
Intel Corp.	429,957	9,764
ASML Holding NV (ADR)	14,139	9,369
Oracle Corp.	57,454	8,033
Micron Technology, Inc.	57,503	4,996
MicroStrategy, Inc., Class A1	14,295	4,121
		245,937
Financials 12.96%
Aon PLC, Class A	70,400	28,096
Arthur J. Gallagher & Co.	79,319	27,384
Apollo Asset Management, Inc.	193,605	26,512
Mastercard, Inc., Class A	37,532	20,572
Visa, Inc., Class A	54,689	19,166
Discover Financial Services	91,218	15,571
Ares Management Corp., Class A	96,226	14,108
Blackstone, Inc.	100,577	14,059
Blue Owl Capital, Inc., Class A	650,072	13,028
Fiserv, Inc.[1]	56,465	12,469
Bank of America Corp.	289,542	12,083
JPMorgan Chase & Co.	46,964	11,520
Wells Fargo & Co.	145,573	10,451
Intercontinental Exchange, Inc.	41,034	7,078
KKR & Co., Inc.	56,191	6,496
		238,593
Health care 8.72%
Vertex Pharmaceuticals, Inc.[1]	75,057	36,389
Gilead Sciences, Inc.	254,270	28,491
Eli Lilly and Co.	33,566	27,722
UnitedHealth Group, Inc.	42,506	22,263
Amgen, Inc.	46,717	14,555
AbbVie, Inc.	60,139	12,600
Thermo Fisher Scientific, Inc.	19,175	9,541
CVS Health Corp.	132,938	9,007
		160,568
Consumer discretionary 6.94%
Booking Holdings, Inc.	5,660	26,075
Amazon.com, Inc.[1]	104,921	19,962
Home Depot, Inc.	51,764	18,971
Starbucks Corp.	156,067	15,309
Capital Group Core Balanced ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Royal Caribbean Cruises, Ltd.	65,937	$13,546
Darden Restaurants, Inc.	49,389	10,261
NIKE, Inc., Class B	148,117	9,403
D.R. Horton, Inc.	57,424	7,300
Compagnie Financière Richemont SA, Class A	40,386	6,982
		127,809
Industrials 5.02%
L3Harris Technologies, Inc.	90,397	18,921
Boeing Co. (The)[1]	104,863	17,884
Deere & Co.	37,078	17,403
Caterpillar, Inc.	33,436	11,027
TransDigm Group, Inc.	7,292	10,087
Ingersoll-Rand, Inc.	118,619	9,493
Airbus SE, non-registered shares	43,580	7,671
		92,486
Materials 4.81%
Franco-Nevada Corp.	155,743	24,495
Wheaton Precious Metals Corp.	263,026	20,419
ATI, Inc.[1]	291,021	15,142
Royal Gold, Inc.	89,736	14,673
Lundin Mining Corp.	961,718	7,792
First Quantum Minerals, Ltd.[1]	443,992	5,970
		88,491
Communication services 4.75%
Meta Platforms, Inc., Class A	54,933	31,661
Alphabet, Inc., Class C	179,345	28,019
Comcast Corp., Class A	583,357	21,526
Charter Communications, Inc., Class A1	17,079	6,294
		87,500
Consumer staples 4.52%
Philip Morris International, Inc.	328,975	52,218
Altria Group, Inc.	238,521	14,316
Constellation Brands, Inc., Class A	66,611	12,224
Estée Lauder Companies, Inc. (The), Class A	68,648	4,531
		83,289
Energy 1.39%
Canadian Natural Resources, Ltd.	537,555	16,541
ConocoPhillips	85,906	9,022
		25,563
Real estate 0.61%
VICI Properties, Inc. REIT	345,964	11,285
Total common stocks (cost: $1,125,287,000)		1,161,521
Investment funds 36.22%
Capital Group Core Plus Income ETF[2]	20,769,111	466,266
Capital Group Core Bond ETF[2]	7,644,396	200,895
Total Investment funds (cost: $667,054,000)		667,161
Capital Group Core Balanced ETF — Page 2 of 5

unaudited
Short-term securities 1.54% Money market investments 1.54%	Shares	Value (000)
Capital Group Central Cash Fund 4.33%[2,3]	283,709	$28,371
Total short-term securities (cost: $28,368,000)		28,371
Total investment securities 100.83% (cost: $1,820,709,000)		1,857,053
Other assets less liabilities (0.83)%		(15,255)
Net assets 100.00%		$1,841,798
Investments in affiliates2

	Value at 1/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2025 (000)	Dividend or interest income (000)
Investment funds 36.22%
Capital Group Core Plus Income ETF	$299,533	$162,404	$—	$—	$4,329	$466,266	$4,926
Capital Group Core Bond ETF	128,010	69,513	—	—	3,372	200,895	1,770
Short-term securities 1.54%
Money market investments 1.54%
Capital Group Central Cash Fund 4.33%[3]	4,829	115,720	92,186	6	2	28,371	242
Total 37.76%				$6	$7,703	$695,532	$6,938

[1]	Security did not produce income during the last 12 months.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[3]	Rate represents the seven-day yield at 3/31/2025.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Core Balanced ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. ETFs are generally valued at market prices which are based on the official closing price of, or the last reported sale price on, the principal exchange on which such underlying funds are traded, as of the close of business on the day the ETF is being valued or, lacking any sales, at the last available bid price.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At March 31, 2025, all of the fund’s investment securities were classified as Level 1.
Capital Group Core Balanced ETF — Page 4 of 5

unaudited
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-314-0525
Capital Group Core Balanced ETF — Page 5 of 5